UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 12, 2004

1-12630

(File Number)

CENTERPOINT PROPERTIES TRUST

(Exact name of registrant as specified in its charter)

Maryland	36-3910279
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1808 Swift Road, Oak Brook, Illinois 60523
(address of principal executive offices)

(630) 586-8000
(Registrant’s telephone number, including area code)

Item 7.  Financial Statements and Exhibits

(c)           Exhibits

Exhibit No.	Description

99.1	Letter of the Company addressed to Institutional Shareholder Services dated May 12, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CENTERPOINT PROPERTIES TRUST
a Maryland corporation

Dated: May 12, 2004	By:	/s/ Paul S. Fisher
Paul S. Fisher
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Letter of the Company addressed to Institutional Shareholder Services dated May 12, 2004.